UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event report)       April 10, 2003
                                               ---------------------------------

                              Severn Bancorp, Inc.
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               (Exact name of registrant as specified in its charter)

     Maryland                         0-49731                   52-1726127
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)         Identification Number)

1919A West Street, Annapolis, Maryland                           21401
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(Address of principal executive offices)                      (Zip Code)

                           410-268-4554
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          (Registrant's telephone number, including area code)


      (Former name or former address, if change since last report)


Item 9.           Regulation FD Disclosure.

THE INFORMATION IN THIS REPORT IS BEING FURNISHED PURSUANT TO ITEM 12 OF FORM 8-K IN ACCORDANCE WITH SEC RELEASE NO. 33-8216.

On April 10, 2003, Severn Bancorp, Inc. issued a press release commenting on 2003 first quarter earnings. A copy of the press release is attached as Exhibit 99.

      Exhibit
        99             Severn Bancorp, Inc. press release dated April 10, 2003



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                                     Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Severn Bancorp, Inc.


Dated:   April 10, 2003                  By: /s/ ALAN J. HYATT
         -------------------             ---------------------------------------
                                         Alan J. Hyatt, President